UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 28, 2020

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Appointment of Director
On July 28, 2020, the board of directors (the “Board”) of Braemar Hotels & Resorts Inc. (the “Company”) appointed Richard J. Stockton, the President and Chief Executive Officer of the Company, as a member of the Board, effective immediately, to serve a term ending on the date of the Company’s 2021 Annual Meeting of Stockholders. Mr. Stockton will not serve on a Board committee. No additional compensation will be paid to Mr. Stockton in connection with the performance of his additional duties as a member of the Board. Mr. Stockton has no direct or indirect material interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K, nor have any such transactions been proposed. There are no arrangements or understandings between Mr. Stockton and any other person pursuant to which he was selected to serve as director.
Item 7.01    Regulation FD Disclosure.
On July 29, 2020, the Company issued a press release announcing the appointment of Mr. Stockton to the Board.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number        Description

99.1	Press Release of the Company, dated July 29, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 29, 2020

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary